Exhibit 99.1

Management Presentation September 2015

Disclaimer Forward-Looking Information: Statements contained in this presentation may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify these forward-looking statements by words such as "may," "will," "should," "expect," "anticipate," "believe," "estimate," "intend," "plan" and other similar expressions. These statements involve known and unknown risks, uncertainties and other factors, which may cause actual results to be materially different from those expressed or implied in such statements. These factors include, but are not limited to: the effect of general economic conditions; the Company's indebtedness; risk of future impairment charges; trading volatility and the price of the Company’s common stock; the Company's results in any given period differing from guidance provided to the public; the highly competitive nature of the restaurant business; the Company's business strategy failing to achieve anticipated results; risks associated with the restaurant industry; risks associated with locations of current and future restaurants; rising costs for food commodities and utilities; shortages or interruptions in the supply or delivery of food; ineffective marketing and guest relationship initiatives and use of social media; changing health or dietary preferences; our engagement in business in foreign markets; harm to our brands' reputation; litigation; third-party claims with respect to intellectual property assets; environmental liability; liability relating to employees; failure to comply with applicable laws and regulations; failure to effectively implement restaurant development plans; our dependence upon our franchisees; concentration of Applebee's franchised restaurants in a limited number of franchisees; credit risk from IHOP franchisees operating under our previous business model; termination or non-renewal of franchise agreements; franchisees breaching their franchise agreements; insolvency proceedings involving franchisees; changes in the number and quality of franchisees; inability of franchisees to fund capital expenditures; heavy dependence on information technology; the occurrence of cyber incidents or a deficiency in our cybersecurity; failure to execute on a business continuity plan; inability to attract and retain talented employees; risks associated with retail brand initiatives; failure of our internal controls; and other factors discussed from time to time in the Company's Annual and Quarterly Reports on Forms 10-K and 10-Q and in the Company's other filings with the Securities and Exchange Commission. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update or supplement any forward-looking statements. Non-GAAP Financial Measures: This presentation includes references to the Company's non-GAAP financial measures "adjusted net income available to common stockholders (adjusted EPS)," and "free cash flow." "Adjusted EPS" is computed for a given period by deducting from net income or loss available to common stockholders for such period the effect of any closure and impairment charges, any gain or loss related to debt extinguishment, any intangible asset amortization, any non-cash interest expense, and any gain or loss related to the disposition of assets. This is presented on an aggregate basis and a per share (diluted) basis. For fiscal 2015, "free cash flow" for a given period is defined as cash provided by operating activities, plus net receipts from notes and equipment contracts receivable, excluding direct financing lease receivables ("net receipts from notes and equipment contracts receivable"), less capital expenditures. Management utilizes free cash flow to determine the amount of cash remaining for general corporate and strategic purposes and for the return of cash to stockholders pursuant to our capital allocation strategy, after the receipts from notes and equipment contracts receivable, and the funding of operating activities, capital expenditures and debt service. Management believes this information is helpful to investors to determine the Company's adherence to debt covenants and the Company's cash available for these purposes. Adjusted EPS and free cash flow are supplemental non-GAAP financial measures and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with United States generally accepted accounting principles. 2

Overview of DineEquity, Inc.

Key Highlights of the DineEquity Story

Applebee's and IHOP are two iconic brands with #1 positions in their respective categories for the last eight consecutive years [(1)]

- *Both brands outpaced their respective categories in 2014 based on industry sales data*
- *With more than 3,600 restaurants, DineEquity is one of the largest full-service restaurant companies in the world*

Stable long-term capital structure

- *Locked in an attractive lower interest rate of 4.277% through 2021*
- *Annual cash interest savings of approximately $34 million pre-tax*

99% franchised business model generates strong free cash flow with reduced volatility

- *Asset-lite franchise business model drives strong, consistent cash flow generation*
- *DineEquity has reduced its total debt by over $1 billion since the end of 2007* [(2)]

Balanced capital allocation strategy and commitment to return substantial cash to shareholders

- *Since the initiation of the new capital allocation plan in the first quarter of 2013, DineEquity has returned over $230 million to its shareholders in the form of quarterly cash dividends and share repurchases combined*

Centralized Supply Chain Services (CSCS) – Purchasing co-op mitigates commodity inflation for our brands

- *The purchasing co-op enables franchisees to procure commodities at a lower cost and reduces distribution expenses*
- *Over the past 6 years, CSCS has generated total net savings and cost avoidances for the Applebee's and IHOP brands of approximately $215 million*

Strong management team with longstanding history at DineEquity and in the restaurant industry

- *DineEquity's CEO, Julia Stewart, has over 40 years of experience in the restaurant industry, with more than 16 of those years spent in the Applebee's and IHOP systems*

(1) Source: Nation's Restaurant News, "Top 100," June 15, 2015 (Applebee's rank based on 2014 U.S. system-wide sales in the casual dining category; IHOP rank based on 2014 U.S. system-wide sales in the family dining category).

(2) Total Debt includes Long-Term Debt, Capital Lease Obligations, Financing Obligations and Series A Preferred Stock.

dineEquity

© 2015 DineEquity, Inc. All rights reserved.

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5 Royalties Approx. 4.5% Sale of Pancake / Waffle Dry-Mix Franchise Fees (1) Financing Revenues (2) Rental Revenues (3) Royalties Approx. 4.0% Franchise Fees IHOP revenue sources exclude advertising fund contributions from franchisees, which are recognized as revenue and a corresponding expense of franchise operations for accounting purposes. (1) Includes both a location fee and franchise fee. Varies depending on single or multi-restaurant agreement. Franchise fees are associated with franchise agreements and the revenue generated by this segment varies depending on the number of new franchise agreements in a given year. (2) Financing revenues: Equipment lease receivables extend through the year 2029. Franchise note receivables extend through the year 2020. (3) Rental revenues: Direct financing lease receivables extend through the year 2027. Source: Company’s fiscal 2014 Form 10-K DineEquity’s Diversified Sources of Revenue

Our Strategy to Drive Shareholder Value

Maximize the Business Innovate and Evolve Strong Brands Manage Costs 1 Facilitate Franchisee Development 2 3 DineEquity is focused on generating strong free cash flow and returning a substantial portion of it to shareholders. DineEquity’s Value Creation Strategy Drive Strong Free Cash Flow Return it to Shareholders Share Repurchases 7 Meaningful Cash Dividend

8 Effective Advertising & Media Digital and Social Marketing Operational Excellence Consumer Delight Global Development by Franchisees Ongoing Commitment to Long-term Brand Building Innovate and Evolve Strong Brands 1 Remodel Programs Menu Innovation

9 Food and Menu Innovation at IHOP Innovate and Evolve Strong Brands 1

10 Food and Menu Innovation at a Glance Innovate and Evolve Strong Brands 1 The new menu cover reinforces that our food is made fresh-to-order Use of photographs with more natural styling, texture, and realism Improved the flow of the menu, opening with our world-famous pancakes Create Your Own sections are easier to identify throughout the menu Introduction of new menu items, such as handcrafted Double-Dipped French Toast and Criss-Croissants

11 Food and Menu Innovation at Applebee’s Innovate and Evolve Strong Brands 1

12 Food and Menu Innovation at a Glance Innovate and Evolve Strong Brands 1 The new menu cover has a more contemporary look and feel Introduced an enticing platform of handhelds and expanded our appetizers offering New images provide an up-to-date representation of Applebee’s Greater focus on signature handcrafted foods that meet the definition of a modern grill and bar Ongoing menu simplification to improve operational execution and the guest experience

(1)Be The Change Revolutions: “Applebee’s Social Media By the Numbers, 2014 Annual Report.” (2)MRM//McCann: IHOP Front Lines Report. Competitive set includes: Denny’s, Waffle House, Cracker Barrel, Panera and Bob Evans. Data from October 2014 to January 2015. (3)MRM//McCann: Social Benchmarking Tool. Competitive set includes: Denny’s, Waffle House, Cracker Barrel, Panera and Bob Evans. Data from October 2014 to January 2015. Ranked best branded Twitter account in 2014 by Mashable(1) With over 3.5 million likes, IHOP has the most fans on Facebook among the competitive set(2) Number one in social engagement in the Franchise Social Index 100(1) IHOP owns approximately 67% of the total breakfast conversations on Twitter among the competitive set(3) Innovate and Evolve Strong Brands 1 Social Media Impact at Both Brands 13

Same-Restaurant Sales Performance IHOP System-wide Same-Restaurant Sales Applebee’s System-wide Same-Restaurant Sales (1)Fiscal 2015 same-restaurant sales performance guidance as of July 29, 2015. Source: Company’s fiscal 2014 Form 10-K and Company’s press releases. Innovate and Evolve Strong Brands 1 14 1.3% (0.4)% (0.7)% (0.5)% 0.6% 1.7% 2.8% 2.9% Guidance (1) 1.0% - 3.0% 1.0% -1.0% -0.5% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% 3.5% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 FY 2015 1.9% 3.6% 4.5% 3.9% 3.2% 2.4% 6.1% 4.8% Guidance (1) 4.0% - 6.0% 6.2% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 FY 2015

(1)As of December 31, 2014, DineEquity’s company restaurant operations segment consisted of 23 Applebee's company-operated restaurants and 11 IHOP company-operated restaurants. Source: Company’s fiscal 2014 Form 10-K IHOP’s restaurant base has grown by approximately 23% since the end of 2007 During that time, 479 Applebee’s company-operated restaurants have been refranchised DineEquity is a 99% franchised system % Franchised Investing in Talent and Systems to Drive Global Development Fiscal Year Total Restaurant Count 1,465 1,598 1,609 1,701 1,842 2,011 1,988 1,994 1,333 1,385 1,443 1,493 1,535 1,569 1,607 1,639 522 417 412 320 192 35 36 34 3,320 3,400 3,464 3,514 3,569 3,615 3,631 3,667 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2007 84% 2008 88% 2009 88% 2010 91% 2011 95% 2012 99% 2013 99% 2014 99% Applebee's - Franchise IHOP - Franchise & Area License Applebee's & IHOP - Company - Operated(1) Facilitate Franchisee Development 2 15

Strong Presence Across All 50 States Source: Company’s fiscal 2014 Form 10-K. Data as of December 31, 2014. Applebee’s and IHOP are powerful brands with a strong national presence across the U.S. 5 4 19 1 4 1 20 7 9 3 5 8 19 21 7 2 3 5 9 12 12 15 15 30 22 37 32 21 32 39 24 32 23 28 28 22 30 150 79 52 52 193 232 51 62 8 3 42 7 40 2 2 12 3 17 5 8 12 14 16 20 12 6 19 11 17 109 70 60 113 79 92 87 105 117 65 58 58 73 6 8 58 12 24 14 39 31 43 37 42 27 26 21 26 22 47 42 23 34 28 51 or more locations 21 – 50 locations 20 or fewer locations 51 or more locations 21 – 50 locations 20 or fewer locations 16 2 IHOP System Applebee's System

17 This was a strategic decision to consolidate many core restaurant and franchisee support functions into the Glendale, CA location The move is intended to promote the organization’s speed to market and cross-functional collaboration The plan positions DineEquity to be more nimble and is designed to quicken development by franchisees Consolidating operations allows us to better compete long term in an ever-changing marketplace We will wind down our presence in the Kansas City, MO location in a phased approach We are taking strategic steps to evolve and accelerate our growth trajectory The best decision was made for DineEquity, our franchisees and our shareholders Consolidation of Operations Strategic Plan to Drive Growth from our Brands 1 2

18 DineEquity estimates that it will incur costs related to the exit of the Kansas City, MO facility as presented in the table below. The Company estimates that substantially all of these costs will result in future cash expenditures. DineEquity does not anticipate that the consolidation of operations will have a long-term material impact on its cost structure. Consolidation of Operations (Cont.) Estimated Costs Associated with the Consolidation 1 2 Fiscal 2015 Fiscal 2016 Total Lease and Other Facility Costs $1 $7 $8 Severance and Other Personnel Costs 2 3 5 $3 $10 $13 (in millions) Pre-Tax Estimated Consolidation Costs

(1) Comprised of actual IHOP G&A expenses plus pro forma Applebee’s G&A expenses as disclosed in the Company’s 2007 Form 10-K, less certain one-time costs primarily related to additional stock-based compensation triggered by the Applebee’s acquisition and severance costs for employees terminated in connection with the acquisition as well as costs related to the exploration of strategic alternatives for enhancing shareholder value. (2) Performance guidance as of July 29, 2015 Source: Company’s Form 10-K filings and press releases. $9 Legal Settlement Track Record of Minimizing Expenses (in millions) General and Administrative Expenses (2) 0 50 100 150 $200 2007 $193(1) 2008 $182 2009 $158 2010 $160 2011 $156 2012 $163 2013 $144 2014 $146 2015 Guidance Projected $149-$153(2) We are making prudent investments in talent to support future growth and will incur modest incremental costs to support our new securitized debt structure Manage Costs 3 19

(1) We incurred a substantial amount of indebtedness to finance the Applebee's acquisition. As a result, our interest expense increased significantly from that reported in the prior year. (2) Performance guidance as of July 29, 2015 Source: Company Form 10-K filings and press releases. Track Record of Minimizing Expenses Corporate Interest Expense (in millions) (1) 0 100 200 $300 2007 $29 2008 $203 2009 $186 2010 $172 2011 $133 2012 $114 2013 $100 2014 $97 2015 Guidance Projected $63(2) Our new securitized debt structure locks in an attractive lower interest rate of 4.277% through 2021 Manage Costs 3 20

(1) Performance guidance as of July 29, 2015 Source: Company Form 10-K filings and press releases. (in millions) Capital Expenditures (2009 - 2014) 99% Franchised System Requires Minor Capital Expenditures DineEquity is prudently investing in technology and future restaurant prototyping to drive growth Manage Costs 3 21 $30 $15 $19 $26 $17 $7 $6 Projected Approximately $9 (1) 2009 2010 2011 2012 2013 2014 2015 Guidance 25 20 15 10 5 0

Capital Allocation

New Capital Allocation Strategy Board authorized a meaningful increase in the quarterly cash dividend in Q4 2014 Quarterly $0.75 $0.875 Annual $3.00 dividend $3.50 The Board also replenished our share repurchase authorization to $100 million Meaningful 17% increase in the quarterly cash dividend that went into effect with the fourth quarter 2014 dividend. We plan to continue returning cash to shareholders through a sustainable program of quarterly dividends and share repurchases. 23 We have returned over $68 million combined to shareholders in the first six months of 2015 through cash dividend payments and share repurchases. Dividend yield of 3.8% is one of the highest in the restaurant category.(1) (1) Dividend yield based on the closing stock price of DineEquity’s common stock on September 4, 2015.

Significant Achievements Over the Last Seven Years

Delivered on What We Promised Reduced G&A by nearly $50 million between 2007 and 2014 Continuing to drive growth from our existing brands DineEquity became 99% franchised in 2012 Completed the refinancing of our long-term debt in 2014 to a lower fixed rate Reduced total debt by over $1 billion since 2007 Formed a purchasing co-op in 2009 to benefit our franchisees Returning significant cash to shareholders Implemented a Shared Services model Tireless focus on making our iconic brands even stronger Successful Execution of our Strategy has Yielded Positive Results 25

Our Brands Continue to Lead Their Respective Categories Family Dining: Domestic System-wide Sales Casual Dining: Domestic System-wide Sales Source: Nation’s Restaurant News, “Top 100,” June 15, 2015 (Applebee’s rank based on 2014 U.S. system-wide sales in the casual dining category; IHOP rank based on 2014 U.S. system-wide sales in the family dining category). (in millions) (in millions) 0 1,000 2,000 $3,000 IHOP $2,933 Denny's $2,539 Cracker Barrel $2,137 Golden Corral $1,735 Waffle House $1,119 U . S . S y s t e m w i d e S a l e s 0 1,000 2,000 3,000 4,000 $5,000 Applebee's $4,577 Olive Garden $3,763 Chili's $3,634 Buffalo Wild Wings $3,238 Outback Steakhouse $2,487 U . S . S y s t e m w i d e S a l e s 26

Both Brands have Outpaced Peer Development Family Dining: Global Gross Development 2009-2014 Casual Dining: Global Gross Development 2009-2014 (1)Average of IHOP’s competitive set, defined as Denny’s, Cracker Barrel, and Bob Evans (2)Average of Applebee’s competitive set, defined as Chili’s, Olive Garden, Ruby Tuesday, and Red Robin Gourmet Burgers Source for IHOP and Applebee’s global gross development: Company Form 10-K filings Source for peer averages: Respective Form 10-K filings and press releases 27 0 100 200 300 400 IHOP 360 Peer Average¹ 143 0 50 100 150 200 Applebee's 180 Peer Average² 155

Fiscal 2014 Recap

2014 Was a Banner Year for DineEquity Refinanced our long-term debt to a significantly lower, fixed interest rate of 4.277%, reducing future cash interest payments by approximately $34 million on an annualized, pre-tax basis. Announced a new capital allocation strategy, increasing the quarterly dividend on our common stock by 17% from $0.75 per common share to $0.875, effective with the fourth quarter 2014 dividend. In addition, the share repurchase authorization was reset back to $100 million. Generated free cash flow of approximately $113 million(1), of which approximately $75 million(2) was returned to shareholders in the form of share repurchases and quarterly cash dividends. Both brands achieved positive same-restaurant sales for fiscal 2014: IHOP: Sales increased by 3.9%, marking the strongest full-year gain since fiscal 2004 Applebee’s: Sales rose by 1.1%, representing the highest full-year increase since fiscal 2012 For the eighth consecutive year, both brands were again #1 in their respective categories according to the latest ranking by Nation’s Restaurant News on the basis of U.S. system-wide sales(3). Fiscal 2014 adjusted EPS of $4.73 exceeded the consensus. IHOP franchisees and area licensees and Applebee's franchisees opened 92 new restaurants combined on a global basis. (1) See reconciliation of the Company's cash provided by operating activities to free cash flow in the press release dated February 25, 2015 (2) Excludes the fourth quarter 2014 declared dividend of approximately $17 million paid on January 9, 2015 (3) Nation’s Restaurant News, “Top 100,” June 15, 2015 (Applebee’s rank based on 2014 U.S. system-wide sales in the casual dining category; IHOP rank based on 2014 U.S. system-wide sales in the family dining category) 29

Solid Performance Continued in 2015 30 Second Quarter 2015 Highlights Achieved 32% growth in second-quarter adjusted earnings per diluted share(1) to $1.53 and a 40% increase in GAAP earnings per diluted share to $1.40 compared to the same period of 2014. Total revenues increased by 7% to approximately $172 million compared to the second quarter of 2014. Generated roughly $50 million in free cash flow in the first six months of 2015.(2) Returned approximately $37 million to shareholders in the second quarter, including $20 million in the form of share repurchases and approximately $17 million in cash dividend payments. Interest expense declined by 37% in the second quarter compared to the second quarter of 2014. Both brands achieved positive same-restaurant sales. IHOP: Second quarter sales increased 6.2%, marking the highest quarterly sales increase in 10 years. Applebee’s: Second quarter sales increased 1.0%, reflecting the fifth consecutive quarter of positive sales. 1` Source: Company’s press release issued on July 29, 2015 and Form 10-Q filing for the quarterly period ended June 30, 2015 (1) See Non-GAAP financial measures in the Company’s press release issued on July 29, 2015 (2) See reconciliation of the Company's cash provided by operating activities to free cash flow in the press release dated July 29, 2015

Stock Performance Driven by Significant Achievements and Solid Results

32 Comparison of Five-Year Cumulative Total Return DineEquity, S&P 500, & the Value Line Restaurants Index Performance Results Through 12/31/14 Assumes $100 invested at the close of trading on 12/31/2009 in DineEquity, Inc. common stock, Standard & Poor’s 500, and the Value Line Restaurants Index. *Cumulative total return assumes reinvestment of dividends. Source: Value Line Publishing LLC $ 203 . 29 $ 173 . 78 $ 275 . 83 $ 358 . 50 $ 461 . 12 $ 115 . 06 $ 117 . 49 $ 136 . 29 $ 180 . 43 $ 205 . 13 $ 139 . 17 $ 183 . 55 $ 193 . 33 $ 256 . 50 $ 287 . 81 $ 0 $ 100 $ 200 $ 300 $ 400 $ 500 2009 2010 2011 2012 2013 2014 DineEquity, Inc. Standard & Poors 500 Restaurants

Positioned for Future Success

Building on our Achievements for Future Success Focused on key strategic priorities to drive long-term growth 34 Continue to drive growth from our existing brands International development and brand building Potentially broaden our portfolio through a acquisition of a complimentary fast casual concept Disciplined approach to G&A management and minimizing costs New capital structure increases our ability to drive shareholder value Evolve and innovate our brands to drive consistent and sustainable positive sales and traffic Enhance our domestic development capability – remodel programs and non-traditional locations

Management Presentation September 2015